BARRETT OPPORTUNITY FUND, INC.

Supplement dated August 15, 2011
to the
Statement of Additional Information (“SAI”) dated December 31, 2010

At a meeting of the Board of Directors (the “Board”) of Barrett Opportunity Fund, Inc. (the “Fund”) held on June 9, 2011, the Board, including the Directors who are not “interested persons” of the Fund (the “Non-Interested Directors”), as defined under the Investment Company Act of 1940, as amended, unanimously voted to increase the number of Directors of the Fund from five to six.  The Board, including the Non-Interested Directors, also unanimously approved the appointment of Mr. David H. Kochman as a Non-Interested Director of the Fund.

In addition, effective July 19, 2011, Mr. Irving Brilliant has retired as an Interested Director of the Fund which will reduce the number of directors from six to five.

The following disclosures in the section of the Fund’s SAI entitled “Management – Directors and Executive Officers” are hereby revised to reflect the appointment of Mr. Kochman as a Non-Interested Director and the resignation of Mr. Brilliant:

Directors and Executive Officers
(Table excerpted)

Name, Address and Birth Year	Position(s) Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
Barry Handel, CPA Birth Year: 1951	Director	Since 2006	Partner, Falk & Handel LLP (accounting firm)	1	None
David H. Kochman(3) Birth Year: 1959	Director	Since 2011	Member, Harris Beach PLLC (law firm)	1	None
Rosalind A. Kochman(4) Birth Year: 1937	Director Chairperson	Since 1990 Since 2005	Health care consultant and retired attorney; prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mobil, MDs (optometric physicians)	1	None
William Morris, Jr., CPA Birth Year: 1948	Director	Since 2005	President, William Morris & Associates P.C. (accounting firm)	1	None
Irving Sonnenschein Birth Year: 1920	Director	Since 1994	Partner, Sonnenschein, Sherman & Deutsch (law firm)	1	None
(3) Mr. Kochman is Ms. Kochman’s son.
(4) Ms. Kochman is Mr. Kochman’s mother.

The second from the last paragraph on page 11 of the SAI is replaced with the following:

Each Director, with the exception of Mr. Kochman, who was added as a Director in 2011, has served as Board member of the fund for at least 4 years.  Ms. Kochman has substantial experience in the practice of law and is a significant investor in the fund.  Messrs. Handel and Morris have substantial experience advising clients on accounting and/or tax matters.  Messrs. Sonnenschein and Kochman have substantial experience practicing law.

The table on page 12 of the SAI is replaced in part with the following:

Name of Director	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Non-Interested Directors:
Barry Handel, CPA	C	C
David H. Kochman	E	E
Rosalind A. Kochman	E	E
William Morris, Jr., CPA	E	E
Irving Sonnenschein	E	E

The table on page 13 of the SAI is replaced with the following:

Director	Aggregate Compensation from the Fund for Fiscal Year Ended August 31, 2010	Aggregate Compensation from the Complex for Calendar Year Ended December 31, 2009	Number of Funds in Fund Complex Served by Director
Barry Handel, CPA	$10,500	$10,500	1
David H. Kochman(1)	N/A	N/A	1
Rosalind A. Kochman	10,500	11,500	1
William Morris, Jr., CPA	11,500	12,500	1
Irving Sonnenschein	10,500	10,500	1
(1)	Mr. Kochman was appointed as a Non-Interested Director effective as of June 9, 2011.

Please retain this supplement with your Statement of Additional Information for future reference.